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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 18, 2002


                               ION NETWORKS, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-13117                  22-2413505
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


      1551 South Washington Avenue
         Piscataway, New Jersey                                        08854
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(Address of Principal Executive Offices)                             (Zip Code)


 (Registrant's telephone number, including area code): (732) 529-0100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events

              On September 18, 2002, ION Networks, Inc. issued a press release (which is attached hereto as Exhibit 99.1) announcing that it had been granted an additional 180 day grace period, or until March 10, 2003, to regain compliance with the $1.00 minimum bid price requirement of the Nasdaq SmallCap Market.

Item 7.       Financial Statements and Exhibits

              (a)    Financial Statements of Businesses Acquired.

                                Not applicable.

              (b     Pro Forma Financial Information.

                                Not applicable.

              (c)    Exhibits.

                     Item 601(a) of
                     Regulation S-K
                       Exhibit No.                    Description
                       -----------                    -----------

                          99.1          Press release, dated September 18, 2002.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 2002               ION NETWORKS, INC.


                                        By:        /s/ Kam Saifi
                                            ----------------------------
                                              Kam Saifi, President and
                                                       Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.                                    Description
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99.1                           Press release, dated September 18, 2002.